UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  December 28, 2004
(Date of earliest event reported)



              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

           Delaware                 333-116258-03                13-3320910
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(State or other jurisdiction    (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)

             11 Madison Avenue
             New York, New York                                      10010
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      (Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code  (212) 325-2000
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01   Other Events.
            ------------

            Attached hereto as Exhibit 4.1 is the revised Pooling and Servicing Agreement (as defined below) for Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C5 (the "Certificates"). On December 28, 2004, the Credit Suisse First Boston Mortgage Securities Corp. ("Registrant") issued the Certificates pursuant to a pooling and servicing agreement, dated as of December 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank, N.A., as trustee, KeyCorp Real Estate Capital Markets, Inc., as master servicer, Lennar Partners, Inc., as special servicer, and LaSalle Bank National Association, as certificate administrator and paying agent.

            The Exhibit hereto updates the Pooling and Servicing Agreement that was filed by the Registrant with the Commission under the Current Report on Form 8-K bearing a Date of Report of December 28, 2004 (the "Original Exhibit"), by correcting Section 4.01(e) of the Pooling and Servicing Agreement. The Exhibit hereto supercedes and is deemed to be a substitute for the Original Exhibit.

ITEM 9.01   Financial Statements and Exhibits.
            ---------------------------------

(c)   Exhibits

            Exhibit No.             Description
            -----------             -----------

            4.1                     Pooling and Servicing Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                      MORTGAGE SECURITIES CORP.

Date: March 9, 2005

                                   By:  /s/ Jeffrey Altabef
                                      -------------------------------------
                                   Name:  Jeffrey Altabef
                                   Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.          Description                                 Electronic (E)
-----------          -----------                                 --------------

   4.1               Pooling and Servicing Agreement                   E